As filed with the Securities and Exchange Commission on February 7, 2012.

Registration No. 333-178049

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 9

TO

Form S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SYNACOR, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	7370	16-1542712
(State or Other Jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification Number)

40 La Riviere Drive, Suite 300

Buffalo, NY 14202

(716) 853-1362

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Ronald N. Frankel

President and Chief Executive Officer

Synacor, Inc.

40 La Riviere Drive, Suite 300

Buffalo, NY 14202

(716) 853-1362

(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

Scott Dettmer, Esq.	Steven L. Grossman, Esq.
Brian Hutchings, Esq.	O’Melveny & Myers, LLP
Gunderson Dettmer Stough	1999 Avenue of the Stars, 7th Floor
Villeneuve Franklin & Hachigian, LLP	Los Angeles, California 90067
220 West 42nd Street, 21st Floor	(310) 553-6700
New York, New York 10036
(212) 730-8133

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 9 to the Registration Statement on Form S-1 (File No. 333-178049) is solely made to amend an exhibit previously filed. No changes have been made to Part I of the Registration Statement or Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits.

Item 16.	Exhibits and Financial Statement Schedules

(a) Exhibits

Exhibit No.	Description

1.1†	Form of Underwriting Agreement

3.1†	Fourth Amended and Restated Certificate of Incorporation

3.2†	Form of Fifth Amended and Restated Certificate of Incorporation to be effective upon closing

3.3†	Amended and Restated Bylaws

3.4†	Form of Amended and Restated Bylaws to be effective upon closing

3.5†	First Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation

3.6†	Second Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation

4.1†	Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6

4.2†	Form of certificate for common stock

4.3†	Third Amended and Restated Investors’ Rights Agreement by and among Synacor, Inc., certain stockholders and the investors listed on the signature pages thereto

4.4†	Third Amended and Restated Stock Restriction, First Refusal and Co-Sale Agreement by and among Synacor, Inc., certain stockholders and the investors listed on the signature pages thereto

4.5†	Third Amended and Restated Voting Agreement by and among Synacor, Inc., certain stockholders and the investors listed on the signature pages thereto

5.1	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

10.1†	Form of Indemnification Agreement between the Registrant and each of its directors and executive officers and certain key employees

10.2.1†	2000 Stock Plan

10.2.2†	Amendment to 2000 Stock Plan, adopted September 30, 2004

10.2.3†	Amendment to 2000 Stock Plan, adopted June 9, 2006

10.2.4†	Amendment to 2000 Stock Plan, adopted October 19, 2006

10.2.5†	Amendment to 2000 Stock Plan, adopted July 31, 2008

10.2.6†	Form of Stock Option Agreement under 2000 Stock Plan

10.2.7†	Stock Option Agreement under 2000 Stock Plan with Ronald N. Frankel

10.3.1†	2006 Stock Plan

10.3.2†	Amendment No. 1 to 2006 Stock Plan

10.3.3†	Amendment No. 2 to 2006 Stock Plan

10.3.4†	Amendment No. 3 to 2006 Stock Plan

10.3.5†	Amendment No. 4 to 2006 Stock Plan

10.3.6†	Amendment No. 5 to 2006 Stock Plan

10.3.7†	Amendment No. 6 to 2006 Stock Plan

Exhibit No.	Description

10.3.8†	Amendment No. 7 to 2006 Stock Plan

10.3.9†	Form of Stock Option Agreement under 2006 Stock Plan with Jordan Levy

10.3.10†	Stock Option Agreement under 2006 Stock Plan with Ronald N. Frankel

10.3.11†	Form of Stock Option Agreement with Ronald N. Frankel under 2006 Stock Plan

10.3.12†	Form of Stock Option Agreement with George G. Chamoun under 2006 Stock Plan

10.3.13†	Form of Stock Option Agreement with Scott A. Bailey under 2006 Stock Plan

10.3.14†	Form of Director Stock Option Agreement under 2006 Stock Plan

10.3.15†	Form of Director Stock Option Agreement under 2006 Stock Plan

10.4.1†	2012 Equity Incentive Plan

10.4.2†	Form of Stock Option Agreement under 2012 Equity Incentive Plan

10.4.3†	Form of Stock Unit Agreement under 2012 Equity Incentive Plan

10.5.1†	Letter Agreement dated July 31, 2007 with Ronald N. Frankel

10.5.2†	Severance Agreement with Ronald N. Frankel

10.6†	Letter Agreement dated October 15, 2010 with Scott A. Bailey

10.7.1†	Employment and Noncompetition Agreement dated December 22, 2000 between George G. Chamoun and CKMP, Inc.

10.7.2†	Severance Agreement with George G. Chamoun

10.8†	Letter Agreement dated August 3, 2011 with William J. Stuart

10.9.1†‡	Amended and Restated Master Services Agreement between Charter Communications Operating, LLC and Synacor, Inc. dated as of April 1, 2010

10.9.2†‡	Amendment #1 to Amended and Restated Master Services Agreement between Charter Communications Operating, LLC and Synacor, Inc. dated as of October 1, 2010

10.9.3†‡	Amendment #2 to Amended and Restated Master Services Agreement between Charter Communications Operating, LLC and Synacor, Inc. dated as of May 25, 2011

10.9.4†‡	Amendment #3 to Amended and Restated Master Services Agreement between Charter Communications Operating, LLC and Synacor, Inc. dated as of December 9, 2011

10.10†‡	Master Services Agreement between Qwest Corporation and Synacor, Inc. dated as of July 1, 2010

10.11.1†‡	Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of December 4, 2006

10.11.2†‡	Contract Order between Embarq Management Company and Synacor, Inc. dated as of December 4, 2006.

10.11.3†‡	Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of December 19, 2007

10.11.4†‡	Second Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of February 6, 2008

10.11.5†‡	Third Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of December 17, 2007

Exhibit No.	Description

10.11.6†‡	Fourth Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of April 15, 2008

10.11.7†‡	Fifth Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of March 12, 2009

10.11.8†‡	Sixth Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of March 12, 2009

10.11.9†‡	Seventh Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of May 12, 2009

10.11.10†‡	Eighth Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of August 11, 2009

10.11.11†	Amendment #9 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of January 28, 2010

10.11.12†	Amendment #10 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of February 12, 2010

10.11.13†	Amendment #11 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of February 24, 2010

10.11.14†‡	Amendment #12 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of March 5, 2010

10.11.15†‡	Amendment #13 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of September 22, 2010

10.11.16†	Amendment #14 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of July 25, 2011

10.11.17†	Amendment #15 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of August 31, 2011

10.11.18†	Amendment #16 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of October 1, 2011

10.11.19†	Amendment #17 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of October 1, 2011

10.12†‡	Master Services and Linking Agreement between Toshiba America Information Systems, Inc. and Synacor, Inc. dated as of July 1, 2010

10.13.1†‡	Google Services Agreement between Google Inc. and Synacor, Inc. dated as of March 1, 2011

10.13.2†‡	Amendment Number One to Google Services Agreement between Google Inc. and Synacor, Inc. dated as of July 1, 2011

10.14.1†	Sublease dated March 3, 2006 between Ludlow Technical Products Corporation and Synacor, Inc.

10.14.2†	First Amendment to Sublease dated as of September 25, 2006

10.14.3†	Second Amendment to Sublease dated as of February 27, 2007

10.15.1†	LetterAgreement dated March 1, 2008 with Jordan Levy

10.15.2†	Letter Agreement dated June 23, 2009 with Jordan Levy

10.15.3†	Letter Agreements dated March 1, 2008 with Ronald N. Frankel

Exhibit No.	Description

10.15.4†	Letter Agreements dated June 23, 2009 with Ronald N. Frankel

10.15.5†	Letter Agreement dated March 1, 2008 with George G. Chamoun

10.15.6†	Letter Agreement dated June 23, 2009 with George G. Chamoun

10.16†	Form of Common Stock Repurchase Agreement

21.1†	List of subsidiaries

23.1†	Consent of Deloitte & Touche LLP

23.2†	Consent of Anvil Advisors, LLC

23.3†	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1).

24.1†	Power of Attorney (contained in the signature page of the original filing)

24.2†	Power of Attorney from Marwan Fawaz and Gary L. Ginsberg (contained in the signature page to amendment no. 1 to this registration statement)

24.3†	Power of Attorney from Michael J. Montgomery (contained in the signature page to amendment no. 3 to this registration statement)

Notes:

†	Previously filed.
‡	Confidential treatment requested for portions of this document. The omitted portions have been filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment no. 9 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on this 7th day of February, 2012.

SYNACOR, INC.

By:	/s/ RONALD N. FRANKEL
Ronald N. Frankel
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this amendment no. 9 to the registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

Signature	Title	Date

/s/ RONALD N. FRANKEL Ronald N. Frankel	President, Chief Executive Officer and Director (Principal Executive Officer)	February 7, 2012

/s/ WILLIAM J. STUART William J. Stuart	Chief Financial Officer (Principal Financial and Accounting Officer)	February 7, 2012

* Marwan Fawaz	Director	February 7, 2012

* Gary L. Ginsberg	Director	February 7, 2012

* Andrew Kau	Director	February 7, 2012

* Thomas W. Keaveney	Director	February 7, 2012

* Jordan Levy	Director	February 7, 2012

* Michael J. Montgomery	Director	February 7, 2012

* Mark Morrissette	Director	February 7, 2012

* Joseph Tzeng	Director	February 7, 2012

*By:	/s/ RONALD N. FRANKEL
Ronald N. Frankel, attorney-in-fact

INDEX TO EXHIBITS

Exhibit No.	Description
1.1†	Form of Underwriting Agreement

3.1†	Fourth Amended and Restated Certificate of Incorporation

3.2†	Form of Fifth Amended and Restated Certificate of Incorporation to be effective upon closing

3.3†	Amended and Restated Bylaws

3.4†	Form of Amended and Restated Bylaws to be effective upon closing

3.5†	First Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation

3.6†	Second Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation

4.1†	Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6

4.2†	Form of certificate for common stock

4.3†	Third Amended and Restated Investors’ Rights Agreement by and among Synacor, Inc., certain stockholders and the investors listed on the signature pages thereto

4.4†	Third Amended and Restated Stock Restriction, First Refusal and Co-Sale Agreement by and among Synacor, Inc., certain stockholders and the investors listed on the signature pages thereto

4.5†	Third Amended and Restated Voting Agreement by and among Synacor, Inc., certain stockholders and the investors listed on the signature pages thereto

5.1	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

10.1†	Form of Indemnification Agreement between the Registrant and each of its directors and executive officers and certain key employees

10.2.1†	2000 Stock Plan

10.2.2†	Amendment to 2000 Stock Plan, adopted September 30, 2004

10.2.3†	Amendment to 2000 Stock Plan, adopted June 9, 2006

10.2.4†	Amendment to 2000 Stock Plan, adopted October 19, 2006

10.2.5†	Amendment to 2000 Stock Plan, adopted July 31, 2008

10.2.6†	Form of Stock Option Agreement under 2000 Stock Plan

10.2.7†	Stock Option Agreement under 2000 Stock Plan with Ronald N. Frankel

10.3.1†	2006 Stock Plan

10.3.2†	Amendment No. 1 to 2006 Stock Plan

10.3.3†	Amendment No. 2 to 2006 Stock Plan

10.3.4†	Amendment No. 3 to 2006 Stock Plan

10.3.5†	Amendment No. 4 to 2006 Stock Plan

10.3.6†	Amendment No. 5 to 2006 Stock Plan

10.3.7†	Amendment No. 6 to 2006 Stock Plan

10.3.8†	Amendment No. 7 to 2006 Stock Plan

10.3.9†	Form of Stock Option Agreement under 2006 Stock Plan with Jordan Levy

10.3.10†	Stock Option Agreement under 2006 Stock Plan with Ronald N. Frankel

10.3.11†	Form of Stock Option Agreement with Ronald N. Frankel under 2006 Stock Plan

10.3.12†	Form of Stock Option Agreement with George G. Chamoun under 2006 Stock Plan

10.3.13†	Form of Stock Option Agreement with Scott A. Bailey under 2006 Stock Plan

10.3.14†	Form of Director Stock Option Agreement under 2006 Stock Plan

10.3.15†	Form of Director Stock Option Agreement under 2006 Stock Plan

10.4.1†	2012 Equity Incentive Plan

10.4.2†	Form of Stock Option Agreement under 2012 Equity Incentive Plan

10.4.3†	Form of Stock Unit Agreement under 2012 Equity Incentive Plan

10.5.1†	Letter Agreement dated July 31, 2007 with Ronald N. Frankel

10.5.2†	Severance Agreement with Ronald N. Frankel

10.6†	Letter Agreement dated October 15, 2010 with Scott A. Bailey

10.7.1†	Employment and Noncompetition Agreement dated December 22, 2000 between George G. Chamoun and CKMP, Inc.

10.7.2†	Severance Agreement with George G. Chamoun

10.8†	Letter Agreement dated August 3, 2011 with William J. Stuart

10.9.1†‡	Amended and Restated Master Services Agreement between Charter Communications Operating, LLC and Synacor, Inc. dated as of April 1, 2010

10.9.2†‡	Amendment #1 to Amended and Restated Master Services Agreement between Charter Communications Operating, LLC and Synacor, Inc. dated as of October 1, 2010

10.9.3†‡	Amendment #2 to Amended and Restated Master Services Agreement between Charter Communications Operating, LLC and Synacor, Inc. dated as of May 25, 2011

10.9.4†‡	Amendment #3 to Amended and Restated Master Services Agreement between Charter Communications Operating, LLC and Synacor, Inc. dated as of December 9, 2011

10.10†‡	Master Services Agreement between Qwest Corporation and Synacor, Inc. dated as of July 1, 2010

10.11.1†‡	Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of December 4, 2006

10.11.2†‡	Contract Order between Embarq Management Company and Synacor, Inc. dated as of December 4, 2006.

10.11.3†‡	Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of December 19, 2007

10.11.4†‡	Second Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of February 6, 2008

10.11.5†‡	Third Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of December 17, 2007

10.11.6†‡	Fourth Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of April 15, 2008

10.11.7†‡	Fifth Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of March 12, 2009

Exhibit No.	Description
10.11.8†‡	Sixth Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of March 12, 2009

10.11.9†‡	Seventh Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of May 12, 2009

10.11.10†‡	Eighth Amendment to Contract Order between Embarq Management Company and Synacor, Inc. dated as of August 11, 2009

10.11.11†	Amendment #9 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of January 28, 2010

10.11.12†	Amendment #10 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of February 12, 2010

10.11.13†	Amendment #11 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of February 24, 2010

10.11.14†‡	Amendment #12 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of March 5, 2010

10.11.15†‡	Amendment #13 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of September 22, 2010

10.11.16†	Amendment #14 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of July 25, 2011

10.11.17†	Amendment #15 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of August 31, 2011

10.11.18†	Amendment #16 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of October 1, 2011

10.11.19†	Amendment #17 to Master Services Agreement between Embarq Management Company and Synacor, Inc. dated as of October 1, 2011

10.12†‡	Master Services and Linking Agreement between Toshiba America Information Systems, Inc. and Synacor, Inc. dated as of July 1, 2010

10.13.1†‡	Google Services Agreement between Google Inc. and Synacor, Inc. dated as of March 1, 2011

10.13.2†‡	Amendment Number One to Google Services Agreement between Google Inc. and Synacor, Inc. dated as of July 1, 2011

10.14.1†	Sublease dated March 3, 2006 between Ludlow Technical Products Corporation and Synacor, Inc.

10.14.2†	First Amendment to Sublease dated as of September 25, 2006

10.14.3†	Second Amendment to Sublease dated as of February 27, 2007

10.15.1†	LetterAgreement dated March 1, 2008 with Jordan Levy

10.15.2†	Letter Agreement dated June 23, 2009 with Jordan Levy

10.15.3†	Letter Agreements dated March 1, 2008 with Ronald N. Frankel

10.15.4†	Letter Agreements dated June 23, 2009 with Ronald N. Frankel

10.15.5†	Letter Agreement dated March 1, 2008 with George G. Chamoun

10.15.6†	Letter Agreement dated June 23, 2009 with George G. Chamoun

10.16†	Form of Common Stock Repurchase Agreement

Exhibit No.	Description
21.1†	List of subsidiaries

23.1†	Consent of Deloitte & Touche LLP

23.2†	Consent of Anvil Advisors, LLC

23.3†	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1).

24.1†	Power of Attorney (contained in the signature page of the original filing)

24.2†	Power of Attorney from Marwan Fawaz and Gary L. Ginsberg (contained in the signature page to amendment no.1 to this registration statement)

24.3†	Power of Attorney from Michael J. Montgomery (contained in the signature page to amendment no. 3 to this registration statement)

Notes:

†	Previously filed.
‡	Confidential treatment requested for portions of this document. The omitted portions have been filed with the Securities and Exchange Commission.